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                                                                     EXHIBIT 4.2



[LOGO]

THE INTERCEPT GROUP, INC.



COMMON STOCK

NO PAR VALUE

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

SEE REVERSE FOR
CERTAIN DEFINITIONS
  CUSIP 45845L 10 7

THIS CERTIFIES THAT

IS THE OWNER OF

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                           THE INTERCEPT GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
  Witness the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
         SUNTRUST BANK, ATLANTA
                        TRANSFER AGENT
                        AND REGISTRAR
BY


                              CHIEF EXECUTIVE OFFICER   CHIEF FINANCIAL OFFICER
    AUTHORIZED SIGNATURE     AND CHAIRMAN OF THE BOARD       AND SECRETARY



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                           THE INTERCEPT GROUP, INC.

        The Corporation will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -                   Custodian
                    -----------------           ----------------------
                         (Minor)                        (Cust)
                    under Uniform Gifts to Minors Act
                                                      ----------------
                                                          (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                                hereby sell, assign and
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transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                 NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:
                         ------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.